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                          AMERICAN BALANCED FUND, INC.

                                     Part B
                      Statement of Additional Information

                               July 30, 2008

This document is not a prospectus but should be read in conjunction with the current prospectus of American Balanced Fund, Inc. (the "fund" or "AMBAL")
dated July 30, 2008 or retirement plan prospectus of the fund dated March 1,
2008. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                          American Balanced Fund, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                  415/421-9360

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
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Financial statements

                        American Balanced Fund -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

EQUITY SECURITIES

..    The fund will invest at least 50% of the value of its assets in common stocks.

DEBT SECURITIES

..    The fund will invest at least 25% of the value of its assets in debt securities (including money market instruments) generally rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's
     Corporation, or in unrated securities determined by the investment adviser to be of equivalent quality.

..    Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if unrated, its quality becomes equivalent to such a rating), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by Capital Research and Management Company, the fund's investment adviser.

INVESTING OUTSIDE THE U.S.

..    The fund may invest up to 12% of its assets in securities of issuers domiciled outside the United States. In determining the domicile of an issuer, the fund's investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan
     Stanley Capital International, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

                        American Balanced Fund -- Page 2
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There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

                        American Balanced Fund -- Page 3
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SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to

                        American Balanced Fund -- Page 4
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any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the

                        American Balanced Fund -- Page 5
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     credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation.
However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally

                        American Balanced Fund -- Page 6
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considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

The fund may purchase and sell currencies to facilitate securities transactions.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater

                        American Balanced Fund -- Page 7
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depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

The fund's portfolio turnover rates for the fiscal years ended December 31, 2007 and 2006 were 35% and 34%, respectively. The portfolio turnover rate would equal
100% if each security in a fund's portfolio were replaced once per year. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

Under normal circumstances, the investment adviser anticipates that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed
100% on an annual basis.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

                        American Balanced Fund -- Page 8
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                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

1.   To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

2.   To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.   Not to invest in companies for the purpose of exercising control or management.

4.   Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. government).

5.   Not to acquire more than 10% of the outstanding voting securities, or 10%
of all of the securities, of any one issuer.

6.   Not to borrow money except for temporarily extraordinary or emergency purposes, in an amount not exceeding 5% of the fund's total assets at the time of borrowing.

7.   Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

8.   Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

9.   Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

10.  Not to purchase or sell commodities or commodity contracts.

11.  Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

                        American Balanced Fund -- Page 9

12.  Not to effect short sales of securities.

13.  Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

14.  Not to write, purchase or sell options.

For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.

For purposes of Investment Restriction #9, investments in real estate investment trusts that own real estate properties are not deemed to be purchases of real estate by the fund.

Notwithstanding Investment Restriction #14, the fund may purchase warrants issued together with bonds or preferred stock as well as rights.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   Not to invest in securities of other investment companies, except as permitted by the 1940 Act.

2.   Not to invest in senior securities, except as permitted by the 1940 Act.

3.   Not to acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notwithstanding non-fundamental Investment Restriction #1, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the Securities and Exchange
Commission.

                       American Balanced Fund -- Page 10
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                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                  NUMBER OF
 POSITION WITH FUND                                           PORTFOLIOS/3/
 (YEAR FIRST ELECTED  AS A        PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR/2/)                     DURING PAST FIVE YEARS       BY DIRECTOR              BY DIRECTOR
--------------------------------------------------------------------------------------------------------------

 Robert A. Fox, 71              Managing General Partner,           7         Chemtura Corporation
 Director (1976-1978; 1982)     Fox Investments LP;
                                corporate director; retired
                                President and CEO, Foster
                                Farms (poultry producer)
--------------------------------------------------------------------------------------------------------------
 Leonade D. Jones, 60           Co-founder, VentureThink            6         None
 Chairman of the Board          LLC (developed and managed
 (Independent and               e-commerce businesses) and
 Non-Executive) (1993)          Versura Inc. (education
                                loan exchange); former
                                Treasurer, The Washington
                                Post Company

--------------------------------------------------------------------------------------------------------------
 John M. Lillie, 71             Former President, Sequoia           2         None
 Director (2003)                Associates LLC (investment
                                firm specializing in
                                medium-size buyouts);
                                former CEO, American
                                President Companies
                                (container shipping and
                                transportation services);
                                former CEO, Lucky Stores;
                                former CEO, Leslie Salt

--------------------------------------------------------------------------------------------------------------
 John G. McDonald, 71           Stanford Investors                  8         iStar Financial, Inc.;
 Director (1975-1978; 1988)     Professor, Graduate School                    Plum Creek Timber Co.;
                                of Business, Stanford                         Scholastic Corporation;
                                University                                    Varian, Inc.
--------------------------------------------------------------------------------------------------------------
 James J. Postl, 62             Former President and CEO,           1         Centex Corporation;
 Director (2007)                Pennzoil-Quaker State                         Cooper Industries;
                                Company (automotive                           Northwest Airlines
                                products and services)

--------------------------------------------------------------------------------------------------------------
 Henry E. Riggs, 73             President Emeritus, Keck            4         None
 Director (1989)                Graduate Institute of
                                Applied Life Sciences
--------------------------------------------------------------------------------------------------------------
 Isaac Stein, 61                President, Waverley                 2         Alexza Pharmaceuticals, Inc.;
 Director (2004)                Associates (private                           Maxygen, Inc.
                                investment fund); Chairman
                                Emeritus of the Board of
                                Trustees, Stanford
                                University
--------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf, Ph.D.,      Private investor; corporate         6         None
 73                             director; former Lecturer,
 Director (1988)                Department of Molecular
                                Biology, Princeton
                                University
--------------------------------------------------------------------------------------------------------------

                       American Balanced Fund -- Page 11
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"INTERESTED" DIRECTORS/5,6/

                                 PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
 NAME, AGE AND                        AND POSITIONS            NUMBER OF
 POSITION WITH FUND           HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED AS A     OR THE PRINCIPAL UNDERWRITER     OVERSEEN       OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR/OFFICER/2/)                  OF THE FUND            BY DIRECTOR             BY DIRECTOR
----------------------------------------------------------------------------------------------------------

 Robert G. O'Donnell, 64       Senior Vice President -             2         None
 Vice Chairman of the Board    Capital World Investors,
 (1990)                        Capital Research and
                               Management Company;
                               Director, Capital Research
                               and Management Company
----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED AS       AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER/2/)                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Gregory D. Johnson,      Senior Vice President - Capital World Investors,
 45                       Capital Research and Management Company
 President (2003)
-------------------------------------------------------------------------------
 Hilda L. Applbaum, 47    Senior Vice President - Capital World Investors,
 Senior Vice President    Capital Research and Management Company
 (1999)
-------------------------------------------------------------------------------
 Abner D. Goldstine,      Senior Vice President - Fixed Income, Capital
 78                       Research and Management Company; Director, Capital
 Senior Vice President    Research and Management Company
 (1990)
-------------------------------------------------------------------------------
 Paul F. Roye, 54         Senior Vice President - Fund Business Management
 Senior Vice President    Group, Capital Research and Management Company;
 (2007)                   Director, American Funds Service Company*; former
                          Director of Investment Management, United States
                          Securities and Exchange Commission
-------------------------------------------------------------------------------
 John H. Smet, 51         Senior Vice President - Fixed Income, Capital
 Senior Vice President    Research and Management Company; Director, American
 (2000)                   Funds Distributors, Inc.*
-------------------------------------------------------------------------------
 Jeffrey T. Lager, 40     Senior Vice President - Capital World Investors,
 Vice President (2002)    Capital Research Company*
-------------------------------------------------------------------------------
 Patrick F. Quan, 50      Vice President - Fund Business Management Group,
 Secretary (1986)         Capital Research and Management Company
-------------------------------------------------------------------------------
 Jennifer M. Buchheim,    Vice President - Fund Business Management Group,
 34                       Capital Research and Management Company
 Treasurer (2005)
-------------------------------------------------------------------------------
 R. Marcia Gould, 53      Vice President - Fund Business Management Group,
 Assistant Treasurer      Capital Research and Management Company
 (1994)
-------------------------------------------------------------------------------

                       American Balanced Fund -- Page 12

* Company affiliated with Capital Research and Management Company.

1 The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.

2 Directors and officers of the fund serve until their resignation, removal or retirement.
3 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
 which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.
5 "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

6 All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                       American Balanced Fund -- Page 13

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2007

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/               BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John M. Lillie                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James J. Postl                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Isaac Stein                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Robert G. O'Donnell           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.
2 An independent director may have exposure to the fund through an allocation of some or all of his or her nonqualified deferred compensation account.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $16,500 to $35,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred

                       American Balanced Fund -- Page 14

compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2007

                                                     TOTAL COMPENSATION (INCLUDING
                                                         VOLUNTARILY DEFERRED
                                                            COMPENSATION/1/)
                         AGGREGATE COMPENSATION        FROM ALL FUNDS MANAGED BY
                         (INCLUDING VOLUNTARILY     CAPITAL RESEARCH AND MANAGEMENT
                        DEFERRED COMPENSATION/1/)    COMPANY OR ITS AFFILIATES/2/
         NAME                 FROM THE FUND
-----------------------------------------------------------------------------------

 Robert A. Fox/3/                $45,642                       $278,041
-----------------------------------------------------------------------------------
 Leonade D. Jones/3/              67,667                        342,375
-----------------------------------------------------------------------------------
 John M. Lillie                   64,500                        129,450
-----------------------------------------------------------------------------------
 John G. McDonald/3/              43,187                        368,500
-----------------------------------------------------------------------------------
 James J. Postl/4/                70,833                         70,833
-----------------------------------------------------------------------------------
 Henry E. Riggs/3/                52,750                        248,771
-----------------------------------------------------------------------------------
 Isaac Stein                      58,750                        117,950
-----------------------------------------------------------------------------------
 Patricia K. Woolf/3/             53,959                        306,125
-----------------------------------------------------------------------------------

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended December 31, 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
 which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2007 fiscal year for participating directors is as follows: Robert A. Fox
 ($636,161), Leonade D. Jones ($122,155), John G. McDonald ($487,925), Henry E.
 Riggs ($390,613) and Patricia K. Woolf ($265,462). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
4 Elected effective May 15, 2007.

As of June 1, 2008, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1932, and reorganized in Maryland on February 2,
1990. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a

                       American Balanced Fund -- Page 15

member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Robert A. Fox, Leonade D. Jones, John M. Lillie, James J. Postl and
Isaac Stein, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Four audit committee meetings were held during the 2007 fiscal year.

The fund has a contracts committee comprised of Robert A. Fox, Leonade D. Jones,
John M. Lillie, John G. McDonald, James J. Postl, Henry E. Riggs, Isaac Stein
and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment

                       American Balanced Fund -- Page 16

adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services
Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the
1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2007 fiscal year.

The fund has a nominating committee comprised of John M. Lillie, John G.
McDonald, Henry E. Riggs and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Six nominating committee meetings were held during the 2007 fiscal year.

The fund has a proxy committee comprised of Robert A. Fox, Leonade D. Jones,
John G. McDonald, Isaac Stein and Patricia K. Woolf, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Four proxy committee meetings were held during the 2007 fiscal year.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund and its investment adviser have adopted Proxy Voting Procedures and Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds,
Endowments and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com.
Certain American Funds, including the fund, have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

                       American Balanced Fund -- Page 17

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation

                       American Balanced Fund -- Page 18

     packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS - The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2008. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        19.40%
 Maryland Heights, MO                                Class B         8.04
----------------------------------------------------------------------------
 First Clearing LLC                                  Class B         7.44
 Glen Allen, VA                                      Class C         5.69
----------------------------------------------------------------------------
 Merrill Lynch                                       Class C        14.36
 Jacksonville, FL
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        11.76
 New York, NY
----------------------------------------------------------------------------
 A G Edwards & Sons Inc.                             Class C         5.26
 Saint Louis, MO
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F-1      10.65
 San Francisco, CA                                   Class R-4       6.53
----------------------------------------------------------------------------
 Prudential Investment Management Service            Class F-1       5.47
 Newark, NJ
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      32.49
 Hartford, CT                                        Class R-3       7.97
----------------------------------------------------------------------------
 John Hancock Life Insurance Co. USA                 Class R-3      15.28
 Boston, MA
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-3      12.19
 Hartford, CT
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-5      23.43
 Covington, KY
----------------------------------------------------------------------------
 McLeod Health                                       Class R-5       5.13
 Wilmington, DE
----------------------------------------------------------------------------

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

                       American Balanced Fund -- Page 19

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: S&P 500; Lipper Growth &
Income Funds Index and Lehman Brothers U.S. Aggregate Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       American Balanced Fund -- Page 20

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF DECEMBER 31, 2007:

                                          NUMBER             NUMBER
                                         OF OTHER           OF OTHER          NUMBER
                                        REGISTERED           POOLED          OF OTHER
                                        INVESTMENT         INVESTMENT        ACCOUNTS
                                     COMPANIES (RICS)   VEHICLES (PIVS)      IN WHICH
                                         IN WHICH           IN WHICH         PORTFOLIO
                                        PORTFOLIO          PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR          COUNSELOR       IS A MANAGER
                        OF FUND        IS A MANAGER       IS A MANAGER      (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-------------------------------------------------------------------------------------------

 Robert G.                Over         2       $ 82.6         None             None
 O'Donnell             $1,000,000
-------------------------------------------------------------------------------------------
 Gregory D. Johnson    $100,001 -      2       $ 82.6         None             None
                        $500,000
-------------------------------------------------------------------------------------------
 Hilda L. Applbaum     $100,001 -      2       $ 87.8         None             None
                        $500,000
-------------------------------------------------------------------------------------------
 John H. Smet          $100,001 -      5       $238.4         None           3      $2.42
                        $500,000
-------------------------------------------------------------------------------------------
 Alan N. Berro         $100,001 -      3       $192.2         None             None
                        $500,000
-------------------------------------------------------------------------------------------
 James R. Mulally         Over         2       $114.7      3      $0.77      7      $1.79
                       $1,000,000
-------------------------------------------------------------------------------------------
 Dina N. Perry         $100,001 -      3       $199.2      1      $1.09        None
                        $500,000
-------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
 Group International, Inc., an affiliate of Capital Research and Management
 Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until December 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement

                       American Balanced Fund -- Page 21

provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The investment adviser receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's daily net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, 0.262% of such assets over $4 billion to
$6.5 billion, 0.255% of such assets over $6.5 billion to $10.5 billion, 0.25% of such assets over $10.5 billion to $13 billion, 0.245% of such assets over $13 billion to $17 billion, 0.24% of such assets over $17 billion to $21 billion,
0.235% of such assets over $21 billion to $27 billion, 0.230% of such assets over $27 billion to $34 billion, 0.225% of such assets over $34 billion to $44 billion, 0.220% of such assets over $44 billion to $55 billion, 0.215% of such assets over $55 billion to $71 billion, and 0.210% of such assets over $71 billion.

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class
A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended December 31, 2007, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $140,741,000,
$127,668,000 and $118,294,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $126,667,000 (a reduction of $14,074,000), $114,901,000 (a reduction of $12,767,000), and $107,841,000 (a reduction of $10,453,000) for the fiscal years ended December 31, 2007, 2006 and 2005, respectively.

                       American Balanced Fund -- Page 22

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive, and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until
December 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act)
of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company/(R)/, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-1 and
R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended December 31, 2007, the total fees paid by the investment adviser were $6,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a
Shareholder Services Agreement between the fund and American Funds Service
Company.

                       American Balanced Fund -- Page 23

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $8,504,000
--------------------------------------------------------------------------------
               CLASS F-1                                1,235,000
--------------------------------------------------------------------------------
              CLASS 529-A                               1,334,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 381,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 611,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  85,000
--------------------------------------------------------------------------------
             CLASS 529-F-1                                 34,000
--------------------------------------------------------------------------------
               CLASS R-1                                  143,000
--------------------------------------------------------------------------------
               CLASS R-2                                4,753,000
--------------------------------------------------------------------------------
               CLASS R-3                                5,703,000
--------------------------------------------------------------------------------
               CLASS R-4                                2,882,000
--------------------------------------------------------------------------------
               CLASS R-5                                  730,000
--------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors/(R)/, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares, the Principal Underwriter sells its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensates investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and keeps any amounts remaining after this compensation is paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
B, 529-B, C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

                       American Balanced Fund -- Page 24

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2007            $21,903,000        $ 96,943,000
                                                  2006             19,623,000          88,391,000
                                                  2005             32,034,000         145,394,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2007              1,933,000          12,547,000
                                                  2006              2,418,000          14,487,000
                                                  2005              4,421,000          27,592,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2007                 76,000           8,685,000
                                                  2006              2,773,000           7,595,000
                                                  2005              4,427,000          13,217,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2007              1,253,000           5,898,000
                                                  2006              1,205,000           5,778,000
                                                  2005              1,562,000           7,530,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2007                166,000           1,116,000
                                                  2006                196,000           1,220,000
                                                  2005                293,000           1,730,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2007                     --             988,000
                                                  2006                 97,000             897,000
                                                  2005                 89,000           1,099,000
-----------------------------------------------------------------------------------------------------

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made.

                       American Balanced Fund -- Page 25

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2 or Class R-5, no 12b-1 fees are paid from Class
F-2 or Class R-5 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.25% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                       American Balanced Fund -- Page 26

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
         -------------------------------------------------------------------------

          Class C                           0.25%        0.75%          1.00%
         -------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
         -------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
         -------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
         -------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
         -------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
         -------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
         -------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
         -------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
         -------------------------------------------------------------------------

     1Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
     2The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2007 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $92,936,000                $10,701,000
------------------------------------------------------------------------------
        CLASS B                  54,732,000                  4,652,000
------------------------------------------------------------------------------
        CLASS C                  59,820,000                  5,273,000
------------------------------------------------------------------------------
       CLASS F-1                  3,320,000                    380,000
------------------------------------------------------------------------------
      CLASS 529-A                 2,745,000                    318,000
------------------------------------------------------------------------------
      CLASS 529-B                 3,326,000                    301,000
------------------------------------------------------------------------------
      CLASS 529-C                 5,460,000                    527,000
------------------------------------------------------------------------------
      CLASS 529-E                   399,000                     37,000
------------------------------------------------------------------------------
     CLASS 529-F-1                       --                         --
------------------------------------------------------------------------------
       CLASS R-1                    960,000                     97,000
------------------------------------------------------------------------------
       CLASS R-2                  8,580,000                    780,000
------------------------------------------------------------------------------
       CLASS R-3                 16,362,000                  1,503,000
------------------------------------------------------------------------------
       CLASS R-4                  4,799,000                    447,000
------------------------------------------------------------------------------

                       American Balanced Fund -- Page 27

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

OTHER COMPENSATION TO DEALERS -- As of July 2008, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC

     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     Intersecurities / Transamerica
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     JJB Hilliard/PNC Bank
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Investments LLC
     Lincoln Financial Advisors Corporation

                       American Balanced Fund -- Page 28

     LPL Group
          Associated Securities Corp.
          LPL Financial Corporation
          Mutual Service Corporation
          Uvest Investment Services
          Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
          Metlife Securities Inc.
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley & Co., Incorporated
     National Planning Holdings Inc.
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
          Legg Mason
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wachovia Group
          A. G. Edwards, a Division of Wachovia Securities, LLC
          First Clearing LLC
          Wachovia Securities Financial Network, LLC
          Wachovia Securities Investment Services Group
          Wachovia Securities Latin American Channel
          Wachovia Securities Private Client Group
     Wells Fargo Investments, LLC

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions

                       American Balanced Fund -- Page 29

relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in

                       American Balanced Fund -- Page 30

relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises.
Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by

                       American Balanced Fund -- Page 31

the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
December 31, 2007, 2006 and 2005 amounted to $12,090,000, $15,590,000 and
$21,963,000, respectively. The volume of trading activity decreased during each of these years, resulting in a decrease from prior years in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc., Goldman Sachs & Co., J.P.
Morgan Securities Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith
Inc., UBS Financial Services and Wachovia Securities Private Client Group. As of
the fund's most recent fiscal year-end, the fund held equity securities of
Citigroup Inc. in the amount of $427,027,000 and Wachovia Corporation in the amount of $287,127,000. The fund held debt securities of Citigroup Inc. in the amount of $51,277,000, Goldman Sachs Group Inc. in the amount of $16,217,000,
JPMorgan Chase & Co. in the amount of $169,268,000, Lehman Brothers Holdings
Inc. in the amount of $49,237,000, Merrill Lynch & Co., Inc. in the amount of
$17,506,000, UBS AG in the amount of $16,143,000 and Wachovia Bank NA in the amount of $77,387,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

                       American Balanced Fund -- Page 32

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is

                       American Balanced Fund -- Page 33

calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock
Exchange is currently closed on weekends and on the following holidays: New
Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial
Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

                       American Balanced Fund -- Page 34

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United
States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.
Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from

                       American Balanced Fund -- Page 35

the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign

                       American Balanced Fund -- Page 36

     corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of
     "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become

                       American Balanced Fund -- Page 37

     ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified

                       American Balanced Fund -- Page 38

     dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts

                       American Balanced Fund -- Page 39

and estates). Each shareholder who is not a U.S. person should consider the U.S.
and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                       American Balanced Fund -- Page 40

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

                       American Balanced Fund -- Page 41

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION - Class 529 shares may be purchased only through
CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in
CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital
Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the
American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .     Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                       American Balanced Fund -- Page 42

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified,

                       American Balanced Fund -- Page 43

American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class
     F shares to receive the Class A shares without paying an initial Class A sales charge.

     In addition, you may redeem Class F-1 shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its

                       American Balanced Fund -- Page 44

     shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her

                       American Balanced Fund -- Page 45

     designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

                       American Balanced Fund -- Page 46

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

                       American Balanced Fund -- Page 47

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding money market funds) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

                       American Balanced Fund -- Page 48

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

                       American Balanced Fund -- Page 49

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March
     31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its

                       American Balanced Fund -- Page 50

     investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate. In addition, you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or
     529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                       American Balanced Fund -- Page 51

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                       American Balanced Fund -- Page 52

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                       American Balanced Fund -- Page 53

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors,

                       American Balanced Fund -- Page 54

trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund if, in the opinion of the fund's board of directors, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $36,047,000 for Class A shares and $5,005,000 for
Class B shares for the 2007 fiscal year. American Funds Service Company is also compensated for

                       American Balanced Fund -- Page 55

certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Suite 1200, Costa Mesa, CA 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report, have been audited by Deloitte &
Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as independent legal counsel
("counsel") for the fund and for independent directors in their capacities as such. Certain legal matters in connection with certain capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky &
Walker LLP and DLA Piper US LLP, Baltimore, Maryland. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon opting in to the electronic delivery of updated prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated prospectuses and other reports in paper form by mail.

                       American Balanced Fund -- Page 56

Prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2007

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $19.31
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $20.49

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                       American Balanced Fund -- Page 57

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/SM/  . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUNDS
The Cash Management Trust of
America/(R)/. . . . . . . .     009      209      309       409         609
The Tax-Exempt Money Fund of
America/SM/ . . . . . . . .     039      N/A      N/A       N/A         N/A
The U.S. Treasury Money Fund
of America/SM/  . . . . . .     049      N/A      N/A       N/A         N/A
___________
*Qualified for sale only in certain jurisdictions.

                       American Balanced Fund -- Page 58

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
The Cash Management Trust of
America. . . . . . . . . . . .    1009     1209     1309     1509       1409

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                       American Balanced Fund -- Page 59

                                                  FUND NUMBERS
                                   --------------------------------------------
                                            CLASS  CLASS  CLASS  CLASS   CLASS
FUND                               CLASS A   R-1    R-2    R-3    R-4     R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target Date
Retirement Fund/(R)/ . . . . . .     069    2169   2269   2369   2469    2569
American Funds 2045 Target Date
Retirement Fund/(R)/ . . . . . .     068    2168   2268   2368   2468    2568
American Funds 2040 Target Date
Retirement Fund/(R)/ . . . . . .     067    2167   2267   2367   2467    2567
American Funds 2035 Target Date
Retirement Fund/(R)/ . . . . . .     066    2166   2266   2366   2466    2566
American Funds 2030 Target Date
Retirement Fund/(R)/ . . . . . .     065    2165   2265   2365   2465    2565
American Funds 2025 Target Date
Retirement Fund/(R)/ . . . . . .     064    2164   2264   2364   2464    2564
American Funds 2020 Target Date
Retirement Fund/(R)/ . . . . . .     063    2163   2263   2363   2463    2563
American Funds 2015 Target Date
Retirement Fund/(R)/ . . . . . .     062    2162   2262   2362   2462    2562
American Funds 2010 Target Date
Retirement Fund/(R)/ . . . . . .     061    2161   2261   2361   2461    2561

                       American Balanced Fund -- Page 60

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       American Balanced Fund -- Page 61

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       American Balanced Fund -- Page 62

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       American Balanced Fund -- Page 63

...

[logo – American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2007

Common stocks — 63.46%	Shares		Market value (000)

INFORMATION TECHNOLOGY — 12.87%
Microsoft Corp.	41,950,000		$1,493,420
International Business Machines Corp.	10,090,000		1,090,729
Nokia Corp. (ADR)	22,800,000		875,292
Oracle Corp.[1]	32,200,000		727,076
Cisco Systems, Inc.[1]	26,300,000		711,941
Intel Corp.	16,800,000		447,888
Hewlett-Packard Co.	7,800,000		393,744
Google Inc., Class A1	460,000		318,081
Motorola, Inc.	18,700,000		299,948
QUALCOMM Inc.	6,000,000		236,100
Yahoo! Inc.[1]	8,750,000		203,525
Agilent Technologies, Inc.[1]	5,000,000		183,700
Analog Devices, Inc.	5,170,066		163,891
Dell Inc.[1]	6,000,000		147,060
EMC Corp.[1]	6,922,900		128,281
Automatic Data Processing, Inc.	2,750,000		122,458
Intuit Inc.[1]	3,700,000		116,957
Texas Instruments Inc.	3,000,000		100,200
Nortel Networks Corp. (CAD denominated)[1]	1,835,000		27,693
Nortel Networks Corp.[1]	700,000		10,563
			7,798,547

INDUSTRIALS — 9.29%
General Electric Co.	28,400,000		1,052,788
Northrop Grumman Corp.	8,735,000		686,920
Deere & Co.	6,500,000		605,280
FedEx Corp.	4,600,000		410,182
Caterpillar Inc.	5,500,000		399,080
United Technologies Corp.	4,630,000		354,380
United Parcel Service, Inc., Class B	4,900,000		346,528
Illinois Tool Works Inc.	4,850,000		259,669
Union Pacific Corp.	2,000,000		251,240
Emerson Electric Co.	4,000,000		226,640
Parker Hannifin Corp.	2,550,000		192,041
General Dynamics Corp.	2,100,000		186,879
Koninklijke Philips Electronics NV2	4,250,000		183,915
Boeing Co.	2,000,000		174,920
European Aeronautic Defence and Space Co. EADS NV2	5,000,000		158,497
Tyco International Ltd.	3,460,000		137,189
			5,626,148

FINANCIALS — 7.94%
Berkshire Hathaway Inc., Class A1	7,270		1,029,432
Bank of America Corp.	16,800,000		693,168
Wells Fargo & Co.	21,220,000		640,632
Fannie Mae	13,350,000		533,733
Citigroup Inc.	14,505,000		427,027
American International Group, Inc.	5,000,000		291,500
Wachovia Corp.	7,550,000		287,127
SunTrust Banks, Inc.	2,905,000		181,533
Lincoln National Corp.	2,650,000		154,283
U.S. Bancorp	4,800,000		152,352
Washington Mutual, Inc.	9,500,000		129,295
Marsh & McLennan Companies, Inc.	4,700,000		124,409
Freddie Mac	2,500,000		85,175
Société Générale[2]	550,000		78,488
			4,808,154

HEALTH CARE — 7.42%
Eli Lilly and Co.	12,702,000		678,160
Merck & Co., Inc.	9,600,000		557,856
Abbott Laboratories	8,500,000		477,275
Johnson & Johnson	5,200,000		346,840
UnitedHealth Group Inc.	5,300,000		308,460
Medtronic, Inc.	6,000,000		301,620
Pfizer Inc	13,000,000		295,490
Bristol-Myers Squibb Co.	10,250,000		271,830
Roche Holding AG2	1,558,422		268,097
Wyeth	4,700,000		207,693
Aetna Inc.	3,400,000		196,282
CIGNA Corp.	3,000,000		161,190
Stryker Corp.	1,800,000		134,496
Amgen Inc.[1]	2,500,000		116,100
Sanofi-Aventis[2]	1,000,000		91,266
AstraZeneca PLC (ADR)	2,000,000		85,640
			4,498,295

CONSUMER STAPLES — 6.80%
Wal-Mart Stores, Inc.	21,200,000		1,007,636
Coca-Cola Co.	14,800,000		908,276
Altria Group, Inc.	10,850,000		820,043
Walgreen Co.	16,350,000		622,608
Avon Products, Inc.	5,700,000		225,321
Unilever NV (New York registered)	4,500,000		164,070
PepsiCo, Inc.	1,800,000		136,620
H.J. Heinz Co.	2,750,000		128,370
Anheuser-Busch Companies, Inc.	2,000,000		104,680
			4,117,624

ENERGY — 5.89%
Chevron Corp.	9,000,000		839,970
Exxon Mobil Corp.	6,100,000		571,509
Schlumberger Ltd.	5,000,000		491,850
Occidental Petroleum Corp.	6,150,000		473,488
ConocoPhillips	3,800,000		335,540
Royal Dutch Shell PLC, Class A (ADR)	3,150,000		265,230
TOTAL SA (ADR)	2,500,000		206,500
EnCana Corp.	3,000,000		204,010
Marathon Oil Corp.	3,000,000		182,580
			3,570,677

CONSUMER DISCRETIONARY — 4.80%
Target Corp.	11,329,348		566,467
Time Warner Inc.	24,750,000		408,623
Lowe’s Companies, Inc.	14,200,000		321,204
Kohl’s Corp.[1]	5,900,000		270,220
Best Buy Co., Inc.	5,100,000		268,515
News Corp., Class A	12,000,000		245,880
Carnival Corp., units	4,916,100		218,717
Magna International Inc., Class A	1,750,000		140,753
Sony Corp.[2]	2,200,000		119,406
Carnival PLC[2]	2,555,000		111,782
CBS Corp., Class B	3,605,400		98,247
Gannett Co., Inc.	2,400,000		93,600
Home Depot, Inc.	1,650,000		44,451
			2,907,865

TELECOMMUNICATION SERVICES — 3.07%
AT&T Inc.	14,987,500		622,880
Vodafone Group PLC[2]	157,062,500		583,404
Sprint Nextel Corp., Series 1	25,000,000		328,250
Verizon Communications Inc.	7,500,000		327,675
			1,862,209

MATERIALS — 3.06%
Alcoa Inc.	10,848,200		396,502
E.I. du Pont de Nemours and Co.	8,500,000		374,765
Weyerhaeuser Co.	4,590,000		338,466
International Paper Co.	9,500,000		307,610
Bayer AG, non-registered shares[2]	2,000,000		182,081
Rohm and Haas Co.	2,775,000		147,269
Dow Chemical Co.	2,800,000		110,376
			1,857,069

UTILITIES — 0.34%
Exelon Corp.	2,500,000		204,100

MISCELLANEOUS — 1.98%
Other common stocks in initial period of acquisition			1,198,970

Total common stocks (cost: $30,517,589,000)			38,449,658

Preferred stocks — 0.52%

FINANCIALS — 0.37%
Sumitomo Mitsui Banking Corp. 6.078%[3,4]	38,556,000		35,711
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[4]	34,900,000		33,108
Wachovia Capital Trust III 5.80%[4]	30,000,000		26,825
Fannie Mae, Series O, 7.00%[3,4]	365,335		16,931
Fannie Mae, Series E, 5.10%	108,000		3,672
Banco Santander Central Hispano, SA 6.50%[5]	940,000		19,623
XL Capital Ltd., Series E, 6.50%[4]	20,035,000		17,547
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	370,000		10,903
Aspen Insurance Holdings Ltd. 7.401% noncumulative[4]	395,000		8,438
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[3,4]	7,725,000		7,797
ING Capital Funding Trust III 8.439% noncumulative[4]	6,750,000		7,156
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	300,000		6,531
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up2,3,4	5,000,000		6,464
BNP Paribas Capital Trust 9.003% noncumulative trust[3,4]	6,000,000		6,425
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[3,4]	5,500,000		5,881
CIT Group Inc., Series B, 5.189%[2]	70,000		4,550
RBS Capital Trust I 4.709% noncumulative trust[4]	4,500,000		4,054
			221,616

U.S. GOVERNMENT AGENCY SECURITIES — 0.01%
US AgBank 6.11%[3,4]	10,000,000		8,828

MISCELLANEOUS — 0.14%
Other preferred stocks in initial period of acquisition			82,005

Total preferred stocks (cost: $327,374,000)			312,449

	Shares or
Convertible securities — 0.04%	principal amount

FINANCIALS — 0.04%
Countrywide Financial Corp., Series A, 1.743% convertible debentures 2037[3,4]	$25,000,000		19,620
Fannie Mae, Series 2004-1, 5.375% convertible preferred	95		7,837

Total convertible securities (cost: $31,475,000)			27,457

	Principal amount
Bonds & notes — 29.36%	(000)

CORPORATE BONDS & NOTES — 10.35%
FINANCIALS — 4.90%
Washington Mutual, Inc. 5.55% 2010	$15,000		14,125
Washington Mutual, Inc. 5.00% 2012	4,000		3,511
Washington Mutual, Inc. 5.184% 2012[4]	17,000		14,473
Washington Mutual, Inc. 5.391% 2012[4]	20,000		16,888
Washington Mutual Bank 5.369% 2013[4]	5,000		4,197
Washington Mutual Bank, FA, Series 16, 5.125% 2015	17,500		14,844
Washington Mutual, Inc. 5.25% 2017	25,000		20,888
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[2,3,4]	129,100		74,878
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[3,4]	30,900		18,247
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated)[3,4]	32,700		26,198
International Lease Finance Corp. 5.00% 2010	5,000		4,988
American General Finance Corp., Series J, 5.185% 2011[4]	10,000		9,876
International Lease Finance Corp. 5.00% 2012	10,000		9,862
International Lease Finance Corp., Series R, 5.40% 2012	7,500		7,569
International Lease Finance Corp., Series R, 5.625% 2013	10,000		10,035
American General Finance Corp., Series I, 5.85% 2013	10,000		9,901
International Lease Finance Corp. 5.875% 2013	12,100		12,314
International Lease Finance Corp., Series R, 5.65% 2014	16,000		16,281
American General Finance Corp., Series I, 5.40% 2015	7,500		6,927
American General Finance Corp., Series J, 6.50% 2017	30,500		29,785
American General Finance Corp., Series J, 6.90% 2017	26,650		26,724
ILFC E-Capital Trust II 6.25% 2065[3,4]	17,930		17,162
American International Group, Inc., Series A-1, 6.25% 2087[4]	7,790		6,989
Citigroup Inc. 4.125% 2010	20,000		19,717
Citigroup Inc. 5.125% 2011	15,000		15,095
Citigroup Inc. 6.125% 2017	16,000		16,465
Citigroup Capital XXI 8.30% 2057	63,200		66,180
J.P. Morgan Chase & Co. 4.891% 2015[4]	20,000		19,272
Bank One Corp. 4.90% 2015	12,000		11,507
JPMorgan Chase Bank NA 6.00% 2017	15,500		15,793
JPMorgan Chase & Co. 6.00% 2018	5,000		5,096
JPMorgan Chase Capital XXI, Series U, 5.844% 2037[4]	10,000		7,891
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	15,400		14,853
JPMorgan Chase Capital XX, Series T, 6.55% 2066	10,665		9,652
JPMorgan Chase Capital XVIII, Series R, 6.95% 2066	14,865		14,162
Wachovia Bank NA 6.60% 2038	76,750		77,387
MBNA Global Capital Funding, Series B, 5.711% 2027[4]	18,000		15,876
BankAmerica Capital III, BankAmerica Corp., Series 3, 5.813% 2027[4]	22,500		19,335
Bank of America Corp. 6.50% 2037	38,000		38,523
CIT Group Inc. 4.00% 2008	4,000		3,967
CIT Group Inc. 6.875% 2009	11,500		11,586
CIT Group Inc. 5.291% 2011[4]	5,000		4,411
CIT Group Inc. 7.625% 2012	21,000		21,307
CIT Group Inc. 5.40% 2013	31,000		28,195
CIT Group Inc. 6.10% 2067[4]	5,000		3,636
Royal Bank of Scotland Group PLC 6.99% (undated)[3,4]	67,300		67,215
Residential Capital Corp. 7.814% 2009[4]	20,000		14,300
Residential Capital Corp. 7.875% 2010[4]	59,685		38,497
Residential Capital, LLC 8.00% 2012[4]	12,290		7,620
Liberty Mutual Group Inc. 6.50% 2035[3]	19,845		18,162
Liberty Mutual Group Inc. 7.50% 2036[3]	25,350		24,807
Liberty Mutual Group Inc. 7.697% 2097[3]	16,885		15,876
Household Finance Corp. 4.125% 2009	12,000		11,868
Household Finance Corp. 4.75% 2009	7,500		7,477
Household Finance Corp. 6.75% 2011	5,000		5,191
Household Finance Corp. 6.375% 2012	13,000		13,382
HSBC Holdings PLC 6.50% 2037	17,200		16,724
Midland Bank 5.00% Eurodollar note (undated)[2,4]	4,000		3,000
BNP Paribas 7.195% (undated)[3,4]	57,500		56,861
XL Capital Finance (Europe) PLC 6.50% 2012	3,015		3,154
Mangrove Bay Pass Through Trust 6.102% 2033[3,4]	57,885		52,134
Capital One Bank 4.875% 2008	20,000		19,887
Capital One Financial Corp. 5.426% 2009[4]	15,000		14,183
Capital One Financial Corp. 6.15% 2016	20,000		17,776
Barclays Bank PLC 5.926% (undated)[3,4]	15,535		14,479
Barclays Bank PLC 7.434% (undated)[3,4]	35,440		36,892
Lincoln National Corp. 5.65% 2012	10,250		10,532
Lincoln National Corp. 7.00% 2066[4]	39,583		39,805
Wells Fargo & Co. 5.25% 2012	31,000		31,549
Wells Fargo & Co. 5.625% 2017	18,250		18,296
CNA Financial Corp. 5.85% 2014	25,000		25,077
CNA Financial Corp. 6.50% 2016	16,000		16,357
CNA Financial Corp. 7.25% 2023	8,000		8,237
UniCredito Italiano SpA 5.584% 2017[3,4]	40,000		39,659
UniCredito Italiano SpA 6.00% 2017[3]	10,000		9,919
Lehman Brothers Holdings Inc. 6.50% 2017	14,500		14,698
Lehman Brothers Holdings Inc. 6.75% 2017	29,650		30,616
Lehman Brothers Holdings Inc. 6.875% 2037	4,000		3,923
PRICOA Global Funding I 4.20% 2010[3]	11,000		11,050
Prudential Financial, Inc., Series D, 5.50% 2016	14,000		13,912
Prudential Holdings, LLC, Series C, 8.695% 2023[3,6]	19,500		24,122
Simon Property Group, LP 4.875% 2010	20,000		19,832
Simon Property Group, LP 4.875% 2010	5,500		5,509
Simon Property Group, LP 5.375% 2011	5,000		4,941
Simon Property Group, LP 5.875% 2017	19,165		18,403
Kimco Realty Corp. 6.00% 2012	2,750		2,780
Kimco Realty Corp., Series C, 4.82% 2014	13,000		12,101
Kimco Realty Corp., Series C, 5.783% 2016	14,000		13,538
Kimco Realty Corp. 5.70% 2017	21,180		19,803
Developers Diversified Realty Corp. 3.875% 2009	16,500		16,127
Developers Diversified Realty Corp. 4.625% 2010	19,625		19,125
Developers Diversified Realty Corp. 5.50% 2015	13,000		12,163
Fifth Third Capital Trust IV 6.50% 2067[4]	50,500		45,875
ERP Operating LP 4.75% 2009	6,730		6,642
ERP Operating LP 5.375% 2016	25,000		23,620
ERP Operating LP 5.75% 2017	12,000		11,447
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	20,000		19,527
Westfield Group 5.70% 2016[3]	23,000		22,037
Santander Issuances, SA Unipersonal 5.805% 2016[3,4]	20,000		20,426
Santander Perpetual, SA Unipersonal 6.671% (undated)[3,4]	15,400		15,469
Abbey National PLC 6.70% (undated)[4]	5,790		5,665
Hospitality Properties Trust 6.75% 2013	14,720		15,166
Hospitality Properties Trust 6.30% 2016	6,500		6,382
Hospitality Properties Trust 6.70% 2018	20,100		19,887
PNC Funding Corp. 5.16% 2014[4]	15,000		14,602
PNC Funding Corp., Series II, 6.113% (undated)[2,3,4]	15,200		12,844
PNC Funding Corp., Series I, 6.517% (undated)[2,3,4]	15,000		13,125
Countrywide Financial Corp., Series B, 5.315% 2012[2,4]	15,000		10,688
Countrywide Financial Corp., Series B, 5.80% 2012	39,355		28,775
New York Life Global Funding 3.875% 2009[3]	13,500		13,425
New York Life Global Funding 5.25% 2012[3]	25,000		25,606
AXA SA 6.379% (undated)[3,4]	42,000		36,305
TuranAlem Finance BV 8.50% 2015	26,250		23,166
TuranAlem Finance BV 8.25% 2037[3]	15,000		12,825
Glen Meadow Pass Through Trust 6.505% 2067[2,3,4]	36,750		35,225
iStar Financial, Inc. 5.375% 2010	8,250		7,642
iStar Financial, Inc. 6.05% 2015	11,000		9,334
iStar Financial, Inc. 5.875% 2016[2]	20,000		16,700
Allstate Financial Global Funding LLC 4.25% 2008[3]	6,975		6,958
Allstate Corp., Series B, 6.125% 2067[4]	17,525		16,938
Allstate Corp., Series A, 6.50% 2067[4]	7,290		6,806
Monumental Global Funding III 5.443% 2014[3,4]	29,000		28,180
ProLogis 5.50% 2012	15,000		14,962
ProLogis 5.625% 2015	13,030		12,483
Capmark Financial Group, Inc. 5.875% 2012[3]	31,650		25,076
Capmark Financial Group, Inc. 6.30% 2017[3]	1,300		971
Lazard Group LLC 7.125% 2015	25,500		25,986
US Bank National Assn. 4.40% 2008	25,000		24,902
ZFS Finance (USA) Trust V 6.50% 2067[3,4]	26,590		24,589
HSBK (Europe) BV 7.25% 2017[3]	27,920		24,360
Charles Schwab Corp., Series A, 6.375% 2017	10,000		10,304
Schwab Capital Trust I 7.50% 2037[4]	13,250		13,356
QBE Capital Funding II LP 6.797% (undated)[3,4]	24,470		23,472
Catlin Insurance Ltd. 7.249% (undated)[3,4]	25,135		23,018
Standard Chartered Bank 6.40% 2017[3]	10,800		10,987
Standard Chartered PLC 6.409% (undated)[3,4]	12,400		11,249
Ambac Financial Group, Inc. 6.15% 2087[4]	29,555		21,647
American Honda Finance Corp. 5.125% 2010[3]	20,500		21,083
HBOS PLC, Series B, 5.92% (undated)[3,4]	24,000		20,965
ACE INA Holdings Inc. 5.875% 2014	20,000		20,511
Nationwide Financial Services, Inc. 6.75% 2067[4]	21,950		20,279
American Express Co. 6.15% 2017	10,000		10,281
American Express Co. 6.80% 2066[4]	7,500		7,617
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	18,000		17,874
Merrill Lynch & Co., Inc., Series C, 6.40% 2017	5,100		5,191
Merrill Lynch & Co., Inc. 6.11% 2037	13,900		12,315
Lloyds TSB Group PLC 6.267% (undated)[3,4]	19,100		17,356
Goldman Sachs Group, Inc. 6.75% 2037	16,500		16,217
UBS AG 5.875% 2017	16,000		16,143
Downey Financial Corp. 6.50% 2014	16,880		15,367
Assurant, Inc. 5.625% 2014	15,320		15,011
Zions Bancorporation 6.00% 2015	15,000		14,586
Resona Bank, Ltd. 5.85% (undated)[3,4]	15,000		13,967
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[3]	14,000		13,809
Principal Life Insurance Co. 3.20% 2009	14,000		13,808
North Front Pass Through Trust 5.81% 2024[3,4]	10,000		9,582
Nationwide Mutual Insurance Co. 7.875% 2033[3]	3,425		3,918
United Dominion Realty Trust, Inc. 6.50% 2009	7,375		7,500
United Dominion Realty Trust, Inc. 5.00% 2012	6,000		5,851
Brandywine Operating Partnership, LP 5.75% 2012	5,250		5,202
Brandywine Operating Partnership, LP 5.70% 2017	8,025		7,447
State Street Capital Trust IV 5.991% 2077[4]	16,000		12,459
SLM Corp., Series A, 3.95% 2008	7,500		7,320
SLM Corp., Series A, 4.50% 2010	5,500		5,048
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[4]	12,975		12,210
Chubb Corp. 6.375% 2037[4]	12,440		12,155
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[3,4]	11,650		10,917
Travelers Property Casualty Corp. 5.00% 2013	10,000		10,005
ING Groep NV 5.775% (undated)[4]	10,300		9,537
Sumitomo Mitsui Banking Corp. 5.625% (undated)[3,4]	10,000		9,352
Federal Realty Investment Trust 4.50% 2011	8,500		8,430
Silicon Valley Bank 5.70% 2012[2]	8,000		7,862
Credit Agricole SA 6.637% (undated)[3,4]	8,000		7,435
City National Corp. 5.125% 2013[2]	7,000		6,670
Loews Corp. 6.00% 2035	5,500		5,141
Genworth Financial, Inc. 6.15% 2066[4]	5,000		4,550
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[3,4]	4,000		4,083
Bank of Nova Scotia 5.563% 2085[2,4]	4,000		2,860
Den Norske CreditBank 5.375% (undated)[2,4]	3,000		2,340
Canadian Imperial Bank of Commerce 5.563% Eurodollar note 2085[2,4]	1,600		1,096
			2,968,126

TELECOMMUNICATION SERVICES — 1.32%
SBC Communications Inc. 4.125% 2009	10,000		9,940
SBC Communications Inc. 6.25% 2011	15,000		15,625
AT&T Wireless Services, Inc. 7.875% 2011	12,170		13,189
BellSouth Corp. 4.75% 2012	22,250		22,036
AT&T Wireless Services, Inc. 8.125% 2012	28,230		31,418
AT&T Inc. 4.95% 2013	16,250		16,355
SBC Communications Inc. 5.10% 2014	15,000		14,866
SBC Communications Inc. 5.625% 2016	49,300		49,946
BellSouth Capital Funding Corp. 7.875% 2030	51,500		60,165
AT&T Corp 8.00% 2031[4]	15,000		18,476
SBC Communications Inc. 6.45% 2034	40,000		41,359
AT&T Inc. 6.50% 2037	25,515		26,770
AT&T Inc. 6.30% 2038	20,000		20,389
Verizon Global Funding Corp. 7.25% 2010	30,000		32,179
Verizon Communications Inc. 5.50% 2017	61,180		61,575
Verizon Global Funding Corp. 7.75% 2030	9,395		11,051
Verizon Communications Inc. 6.25% 2037	50,000		51,448
Nextel Communications, Inc., Series E, 6.875% 2013	54,913		54,141
Nextel Communications, Inc., Series D, 7.375% 2015	35,092		34,579
Sprint Capital Corp. 6.875% 2028	10,845		10,313
Sprint Capital Corp. 8.75% 2032	42,750		48,317
Telecom Italia Capital SA 5.25% 2015	30,500		29,761
Telecom Italia Capital SA 7.20% 2036	26,000		28,758
Vodafone Group PLC 6.15% 2037	36,550		36,219
British Telecommunications PLC 5.15% 2013	16,250		16,233
British Telecommunications PLC 5.95% 2018	19,500		19,692
Singapore Telecommunications Ltd. 6.375% 2011[3]	10,000		10,604
CenturyTel, Inc., Series N, 6.00% 2017	9,500		9,560
Embarq Corp. 6.738% 2013	7,500		7,766
			802,730

CONSUMER DISCRETIONARY — 1.24%
Time Warner Inc. 5.109% 2009[4]	10,000		9,758
AOL Time Warner Inc. 6.875% 2012	49,750		52,436
AOL Time Warner Inc. 7.625% 2031	29,375		32,600
Time Warner Inc. 6.50% 2036	24,000		23,427
Comcast Cable Communications, Inc. 6.875% 2009	3,000		3,087
Comcast Corp. 5.45% 2010	25,000		25,527
Comcast Corp. 5.85% 2015	13,000		13,114
TCI Communications, Inc. 8.75% 2015	2,670		3,110
Comcast Corp. 6.30% 2017	10,000		10,394
Comcast Corp. 6.45% 2037	16,500		16,856
Comcast Corp. 6.95% 2037	32,000		34,650
Cox Communications, Inc. 4.625% 2010	25,000		24,818
Cox Communications, Inc. 7.75% 2010	15,000		16,010
Cox Communications, Inc. 5.45% 2014	15,500		15,212
Toll Brothers Finance Corp. 5.95% 2013	2,760		2,551
Toll Brothers, Inc. 4.95% 2014	42,797		37,929
Toll Brothers, Inc. 5.15% 2015	14,290		12,987
Centex Corp. 5.70% 2014	2,900		2,576
Centex Corp. 5.25% 2015	37,030		31,404
Centex Corp. 6.50% 2016	16,650		14,821
Viacom Inc. 5.75% 2011	47,000		47,627
News America Holdings Inc. 9.25% 2013	17,500		20,477
News America Inc. 5.30% 2014	8,750		8,717
News America Inc. 6.65% 2037[3]	17,500		18,110
Federated Retail Holdings, Inc. 5.35% 2012	2,100		2,048
Federated Retail Holdings, Inc. 5.90% 2016	31,890		30,085
Federated Retail Holdings, Inc. 6.375% 2037	9,925		8,677
DaimlerChrysler North America Holding Corp. 4.75% 2008	10,000		9,998
DaimlerChrysler North America Holding Corp. 7.75% 2011	13,160		14,151
DaimlerChrysler North America Holding Corp. 6.50% 2013	14,155		14,810
Clear Channel Communications, Inc. 4.625% 2008	15,000		14,992
Chancellor Media Corp. of Los Angeles 8.00% 2008	9,500		9,821
Omnicom Group Inc. 5.90% 2016	20,000		20,318
Johnson Controls, Inc. 5.50% 2016	18,000		17,765
McGraw-Hill Companies, Inc. 5.375% 2012	16,000		16,309
Harrah's Operating Co., Inc. 5.50% 2010	14,375		13,376
Harrah's Operating Co., Inc. 6.50% 2016	3,500		2,611
Target Corp. 6.50% 2037	15,000		15,126
D.R. Horton, Inc. 5.625% 2014	4,250		3,574
D.R. Horton, Inc. 6.50% 2016	11,844		10,292
ERAC USA Finance Co. 7.00% 2037[3]	15,000		13,663
Seminole Tribe of Florida 5.798% 2013[3,6]	13,140		13,442
Pulte Homes, Inc. 5.20% 2015	10,000		8,322
Pulte Homes, Inc. 7.875% 2032	5,000		4,298
Marriott International, Inc., Series J, 5.625% 2013	10,000		9,996
J.C. Penney Corp., Inc. 5.75% 2018	10,400		9,787
Limited Brands, Inc. 6.90% 2017	8,840		8,556
Ryland Group, Inc. 5.375% 2012	2,750		2,477
			752,692

INDUSTRIALS — 0.80%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[6]	5,000		5,043
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011[6]	3,085		3,124
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[6]	300		303
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[6]	19,791		19,282
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	11,783		11,842
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	5,382		5,463
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[6]	12,621		12,704
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[6]	1,708		1,764
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	8,602		8,624
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[6]	9,045		8,593
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	15,140		15,821
General Electric Co. 5.00% 2013	20,000		20,277
General Electric Co. 5.25% 2017	24,250		24,245
General Electric Capital Corp., Series A, 5.145% 2018[4]	10,000		9,676
General Electric Capital Corp., Series A, 5.258% 2026[2,4]	40,000		38,284
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	29,550		30,252
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	20,799		21,459
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,6]	26,718		28,063
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[3,6]	18,332		18,881
John Deere Capital Corp., Series D, 4.375% 2008	7,500		7,490
John Deere Capital Corp., Series D, 3.75% 2009	12,000		11,880
John Deere Capital Corp., Series D, 4.125% 2010	10,000		9,988
John Deere Capital Corp. 5.40% 2011	14,000		14,346
Hutchison Whampoa International Ltd. 6.50% 2013[3]	31,500		33,150
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[6]	5,847		5,784
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[6]	5,085		5,145
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[6]	3,000		3,030
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	13,650		14,345
Raytheon Co. 4.85% 2011	20,000		20,065
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	582		579
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	1,712		1,715
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[2,6]	15,190		14,263
CSX Corp. 5.75% 2013	15,450		15,659
Atlas Copco AB 5.60% 2017[3]	14,000		14,030
Union Pacific Corp. 5.75% 2017	13,325		13,299
USG Corp. 6.30% 2016	10,000		9,049
BNSF Funding Trust I 6.613% 2055[4]	6,175		5,781
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[3,6]	1,541		1,611
			484,909

ENERGY — 0.68%
Kinder Morgan Energy Partners LP 6.00% 2017	41,610		41,680
Kinder Morgan Energy Partners LP 6.50% 2037	10,000		9,915
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,6]	6,507		6,499
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,6]	22,000		21,401
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,6]	20,000		18,934
Gaz Capital SA 6.51% 2022[3]	27,495		26,208
Gaz Capital SA, Series 9, 6.51% 2022	20,000		19,064
Canadian Natural Resources Ltd. 5.70% 2017	42,400		42,217
TransCanada PipeLines Ltd. 6.35% 2067[4]	44,785		42,048
Enterprise Products Operating LLC 6.30% 2017	13,000		13,325
Enterprise Products Operating LP 6.875% 2033	25,000		26,199
Devon Financing Corp., ULC 6.875% 2011	10,000		10,718
Devon Financing Corp. ULC 7.875% 2031	9,305		11,287
Husky Energy Inc. 6.80% 2037	18,375		19,377
Enbridge Energy Partners, LP 8.05% 2067[4]	17,520		17,332
XTO Energy Inc. 6.25% 2017	14,500		15,240
Sunoco, Inc. 4.875% 2014	15,000		14,532
EOG Resources, Inc. 5.875% 2017	11,375		11,684
Marathon Oil Corp. 6.00% 2017	6,000		6,121
Marathon Oil Corp. 6.60% 2037	4,500		4,708
Enbridge Inc. 5.60% 2017	10,000		9,712
Williams Companies, Inc. 8.75% 2032	6,025		7,396
Polar Tankers, Inc. 5.951% 2037[3,6]	6,685		6,499
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[3,6]	6,389		6,293
			408,389

UTILITIES — 0.53%
Exelon Corp. 4.45% 2010	20,000		19,838
Exelon Generation Co., LLC 6.95% 2011	15,270		15,944
Commonwealth Edison Co., First Mortgage Bonds, Series 106, 6.15% 2017	10,000		10,324
Exelon Generation Co., LLC 6.20% 2017	7,000		6,969
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000		17,529
MidAmerican Energy Holdings Co. 6.125% 2036	29,875		29,904
MidAmerican Energy Holdings Co. 6.50% 2037	5,000		5,239
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-B, 4.994% 2009[4]	15,000		14,983
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000		15,660
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	9,500		9,400
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000		20,032
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	15,350		15,055
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	14,000		13,527
Alabama Power Co., Series FF, 5.20% 2016	24,000		23,830
Appalachian Power Co., Series G, 3.60% 2008	9,000		8,937
Appalachian Power Co., Series M, 5.55% 2011	7,800		7,898
Consolidated Edison Co. of New York, Inc., Series 2004-C, 4.70% 2009	15,000		15,075
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000		15,019
PSEG Power LLC 3.75% 2009	14,700		14,534
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500		3,490
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000		10,327
SP PowerAssets Ltd. 3.80% 2008[3]	11,500		11,426
Kern River Funding Corp. 4.893% 2018[3,6]	5,518		5,415
Constellation Energy Group, Inc. 6.125% 2009	5,000		5,101
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,6]	4,702		4,764
			320,220

HEALTH CARE — 0.43%
Cardinal Health, Inc. 5.499% 2009[3,4]	23,000		23,047
Cardinal Health, Inc. 4.00% 2015	50,000		46,082
Cardinal Health, Inc. 6.30% 2016[3]	27,500		28,233
Cardinal Health, Inc. 5.85% 2017	3,575		3,587
AstraZeneca PLC 5.40% 2012	15,250		15,782
AstraZeneca PLC 5.90% 2017	25,000		26,300
Hospira, Inc. 5.31% 2010[4]	10,000		9,932
Hospira, Inc. 5.55% 2012	14,120		14,372
Hospira, Inc. 6.05% 2017	8,500		8,556
UnitedHealth Group Inc. 6.00% 2017[3]	30,000		30,354
Amgen Inc. 4.00% 2009	21,000		20,854
Coventry Health Care, Inc. 6.30% 2014	16,500		16,910
Humana Inc. 6.45% 2016	14,200		14,332
Aetna Inc. 5.75% 2011	3,500		3,600
			261,941

MATERIALS — 0.18%
C8 Capital (SPV) Ltd. 6.64% (undated)[3,4]	33,900		32,234
C10 Capital (SPV) Ltd. 6.722% (undated)[3,4]	22,630		20,896
Stora Enso Oyj 7.25% 2036[3]	24,000		24,033
United States Steel Corp. 7.00% 2018	18,125		18,036
Alcoa Inc. 5.55% 2017	10,000		9,719
SCA Coordination Center NV 4.50% 2015[3]	6,750		6,217
			111,135

INFORMATION TECHNOLOGY — 0.16%
Electronic Data Systems Corp., Series B, 6.50% 2013[4]	46,500		47,073
Electronic Data Systems Corp. 7.45% 2029	16,594		17,072
Cisco Systems, Inc. 5.25% 2011	19,685		20,197
Western Union Co. 5.93% 2016	10,000		9,995
			94,337

CONSUMER STAPLES — 0.11%
CVS Corp. 6.036% 2028[3,6]	7,661		7,378
CVS Caremark Corp. 6.943% 2030[3,6]	13,000		13,075
Tyson Foods, Inc. 6.85% 2016[4]	16,795		17,318
Kroger Co. 6.40% 2017	15,150		15,874
Kraft Foods Inc. 6.875% 2038	13,000		13,540
			67,185

Total corporate bonds & notes			6,271,664

MORTGAGE-BACKED OBLIGATIONS[6]— 10.29%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	52,930		56,848
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000		46,415
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000		16,011
Fannie Mae 4.89% 2012	30,000		30,064
Fannie Mae 4.00% 2015	23,143		22,847
Fannie Mae 5.00% 2018	19,402		19,535
Fannie Mae 5.00% 2018	3,769		3,795
Fannie Mae 5.00% 2018	2,170		2,180
Fannie Mae 5.50% 2018	19,535		19,882
Fannie Mae 11.00% 2018	507		588
Fannie Mae 5.50% 2019	3,470		3,532
Fannie Mae 5.50% 2020	48,737		49,453
Fannie Mae 11.00% 2020	182		202
Fannie Mae 6.00% 2021	9,091		9,303
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	17,550		17,277
Fannie Mae 10.50% 2022	330		372
Fannie Mae, Series 2001-4, Class NA, 11.897% 2025[4]	482		539
Fannie Mae 6.00% 2026	23,421		23,857
Fannie Mae 8.50% 2027	94		101
Fannie Mae 8.50% 2027	73		78
Fannie Mae 8.50% 2027	49		53
Fannie Mae 8.50% 2027	33		36
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,139		1,208
Fannie Mae 7.50% 2030	261		282
Fannie Mae 7.50% 2030	55		59
Fannie Mae 7.50% 2031	281		303
Fannie Mae 7.50% 2031	199		215
Fannie Mae, Series 2001-20, Class D, 11.073% 2031[4]	121		139
Fannie Mae 5.50% 2032	4,177		4,215
Fannie Mae 5.50% 2033	124,617		124,670
Fannie Mae 5.50% 2033	47,959		47,979
Fannie Mae 5.50% 2033	36,658		36,674
Fannie Mae 5.50% 2033	27,295		27,299
Fannie Mae 5.50% 2033	4,581		4,583
Fannie Mae 5.00% 2035	8,992		8,778
Fannie Mae 5.00% 2035	4,670		4,559
Fannie Mae 5.50% 2035	22,945		22,919
Fannie Mae 5.50% 2035	16,507		16,509
Fannie Mae 6.50% 2035	19,970		20,624
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	7,340		5,551
Fannie Mae 4.50% 2036	29,147		27,647
Fannie Mae 5.50% 2036	34,698		34,647
Fannie Mae 5.50% 2036	12,081		12,063
Fannie Mae 5.50% 2036	4,081		4,075
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	18,825		19,379
Fannie Mae 6.00% 2036	9,001		9,143
Fannie Mae 6.50% 2036	15,991		16,321
Fannie Mae 5.50% 2037	29,527		29,134
Fannie Mae 5.684% 2037[4]	31,994		32,408
Fannie Mae 6.00% 2037	131,212		133,278
Fannie Mae 6.00% 2037[2]	28,582		28,725
Fannie Mae 6.50% 2037	73,487		74,908
Fannie Mae 6.50% 2037	28,890		29,485
Fannie Mae 6.50% 2037	12,445		12,794
Fannie Mae 6.50% 2037	4,745		4,842
Fannie Mae 6.50% 2037	3,141		3,206
Fannie Mae 7.00% 2037	54,076		55,702
Fannie Mae 7.00% 2037	53,428		55,602
Fannie Mae 7.00% 2037	19,867		20,464
Fannie Mae 7.00% 2037	15,198		15,655
Fannie Mae 7.00% 2037	14,467		14,902
Fannie Mae 7.00% 2037	10,379		10,691
Fannie Mae 7.00% 2037	6,817		7,031
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	774		808
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	703		752
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	988		1,047
Fannie Mae 6.50% 2047	10,303		10,476
Fannie Mae 6.50% 2047	5,820		5,918
Fannie Mae 6.50% 2047	4,589		4,666
Fannie Mae 6.50% 2047	4,192		4,263
Fannie Mae 6.50% 2047	3,282		3,337
Fannie Mae 6.50% 2047	3,169		3,223
Fannie Mae 6.50% 2047	1,448		1,473
Fannie Mae 7.00% 2047	8,136		8,366
Fannie Mae 7.00% 2047	4,837		4,973
Fannie Mae 7.00% 2047	3,715		3,820
Fannie Mae 7.00% 2047	3,373		3,468
Fannie Mae 7.00% 2047	3,029		3,115
Fannie Mae 7.00% 2047	2,780		2,858
Fannie Mae 7.00% 2047	1,941		1,995
Fannie Mae 7.00% 2047	1,557		1,601
Fannie Mae 7.00% 2047	712		732
Fannie Mae 7.00% 2047	418		430
Freddie Mac 8.50% 2008	—	*	—	*
Freddie Mac, Series SF02, Class GC, 2.64% 2009	827		824
Freddie Mac 4.00% 2015	23,032		22,265
Freddie Mac, Series 2310, Class B, 9.886% 2015[4]	181		205
Freddie Mac 5.00% 2018	20,713		20,812
Freddie Mac 10.00% 2018	422		482
Freddie Mac 8.50% 2020	284		310
Freddie Mac 8.50% 2020	25		27
Freddie Mac 6.00% 2026	28,847		29,397
Freddie Mac 6.00% 2026	21,058		21,459
Freddie Mac 6.00% 2026	15,933		16,236
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	4,005		4,246
Freddie Mac, Series 3061, Class PN, 5.50% 2035	17,208		17,460
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[2]	21,028		16,080
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[2]	14,910		11,192
Freddie Mac, Series 3233, Class PA, 6.00% 2036	36,417		37,517
Freddie Mac, Series 3318, Class JT, 5.50% 2037	35,245		35,478
Freddie Mac, Series 3312, Class PA, 5.50% 2037	26,337		26,518
Freddie Mac 6.00% 2037	474,748		481,775
Freddie Mac 6.00% 2037	58,750		59,637
Freddie Mac 6.00% 2037	50,631		51,380
Freddie Mac, Series 3272, Class PA, 6.00% 2037	28,636		29,522
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	3,761		3,599
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 4-A-1, 5.25% 2020	32,085		30,919
Countrywide Alternative Loan Trust, Series 2006-J3, Class 3-A-1, 5.50% 2021[2]	20,269		19,191
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	11,083		10,759
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	57,373		57,202
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	21,933		21,381
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	18,536		18,458
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	17,928		17,915
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	15,435		15,139
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	15,605		15,018
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.863% 2035[2,4]	13,220		12,824
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	25,780		25,515
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035[2]	21,892		21,344
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	11,891		11,546
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036[2]	8,176		7,939
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	13,512		13,407
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1-A-9, 5.75% 2037	13,941		13,712
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.876% 2047[4]	37,165		36,170
Residential Accredit Loans, Inc., Series 2003-QS14, Class A-1, 5.00% 2018[2]	7,971		7,853
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019[2]	15,781		15,549
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	26,589		26,172
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[2]	36,337		35,247
Residential Accredit Loans, Inc., Series 2005-QS4, Class A-3, 5.50% 2035[2]	32,898		32,394
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	56,680		56,647
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.25% 2036[4]	25,864		25,610
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	48,154		48,342
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	55,340		55,666
CS First Boston Mortgage Securities Corp., Series 2003-23, Class VII-A-1, 5.00% 2018[2]	5,273		5,196
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020[2]	12,025		11,680
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	2,180		2,191
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	1,899		1,908
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	2,117		2,121
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,939		2,940
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	23,691		24,015
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	8,219		8,123
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	436		435
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	34,900		36,398
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	16,960		16,913
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	40,576		41,869
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,3]	18,322		13,263
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585		17,336
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	20,675		21,580
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045		16,827
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	13,200		12,970
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A-2, 5.017% 2038	10,000		9,971
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	13,000		12,746
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	5,000		4,854
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[4]	30,875		30,624
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	3,725		3,733
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	20,600		19,697
Wells Fargo Mortgage-backed Securities Trust, Series 2005-13, Class A-1, 5.00% 2020	51,247		49,920
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	20,221		19,695
Wells Fargo Mortgage-backed Securities Trust, Series 2003-B, Class A-1, 4.149% 2033[4]	3,591		3,501
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	33,787		33,179
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.11% 2035[4]	30,000		29,380
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[4]	62,783		61,771
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037	7,093		7,023
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	10,686		10,640
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	2,319		2,309
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[4]	63,000		63,183
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680		10,820
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	15,933		15,776
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	15,000		14,909
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000		24,583
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-3A1, 4.871% 2042	5,000		4,945
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[4]	20,375		21,123
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	34,265		33,999
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.922% 2036[4]	83,827		83,180
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[4]	49,102		48,210
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.963% 2037[4]	21,787		21,446
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	3,000		2,952
GE Commercial Mortgage Corp., Series 2005-C3, Class A-4, 5.046% 2045[4]	24,730		24,685
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[4]	65,575		65,955
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	34,140		33,700
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750		32,196
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	27,000		26,884
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[4]	50,455		49,817
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.684% 2034[4]	41,225		39,833
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 4-A-1, 5.50% 2035[2]	36,799		34,973
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.64% 2037[4]	28,651		28,622
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	84,339		87,507
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.834% 2036[4]	4,000		4,145
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	2,986		3,012
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	65,800		65,787
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2,3]	10,200		9,977
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	7,550		7,479
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[2,3]	10,000		9,521
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	67,626		66,957
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	25,219		25,318
Banc of America Mortgage Securities Trust, Series 2004-5, Class 3-A-1, 4.50% 2019	76,705		73,339
Banc of America Mortgage Securities Trust, Series 2004-5, Class 3-A-2, 4.75% 2019	14,858		14,337
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-1, 5.00% 2018	6,664		6,488
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	4,120		4,099
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.825% 2037[2,4]	23,588		23,588
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.88% 2037[4]	35,806		35,616
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.125% 2045[4]	12,752		12,047
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350		4,524
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	43,814		45,741
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	8,612		8,538
Banc of America Commercial Mortgage Inc., Series 2005-4, Class A-2, 4.764% 2045	23,175		22,985
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2,3]	18,300		17,750
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[2,3]	20,000		19,173
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[3]	12,000		11,299
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,3]	32,200		29,791
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	19,500		20,287
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	122		122
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	53,934		56,276
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	43,178		42,049
Chase Mortgage Finance Trust, Series 2003-S4, Class II-A-1, 5.00% 2018	32,203		31,349
CHL Mortgage Pass-Through Trust, Series 2003-J1, Class 3-A-1, 5.00% 2018[2]	17,248		16,929
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.487% 2033[4]	2,808		2,759
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.837% 2033[4]	11,067		10,906
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.617% 2035[4]	26,782		25,891
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.928% 2036[4]	15,001		14,756
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[2,3]	22,800		22,701
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[2,3]	31,000		30,856
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	15,000		14,994
Structured Asset Securities Corp., Series 2004-15, Class 2-A-1, 4.75% 2019	63,103		60,980
Structured Asset Securities Corp., Series 2004-3, Class 3-A-1, 5.50% 2019	5,645		5,477
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.516% 2027[3,4]	1,164		1,162
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	41,917		41,662
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC2, Class II-1A-1, 6.00% 2036	20,179		19,954
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	8,747		8,652
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	13,205		13,850
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	38,000		37,755
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000		4,316
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825		38,318
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	17,217		16,973
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[4]	58,297		57,806
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.12% 2033[4]	3,321		3,283
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.339% 2034[4]	21,447		20,825
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.964% 2034[4]	14,429		14,177
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2,4]	20,000		19,026
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	29,069		28,915
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	27,324		27,100
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037	13,620		13,690
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	39,861		40,391
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	24,783		24,942
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	2,338		2,336
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	24,568		25,588
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,3]	16,250		16,410
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2,3]	4,000		3,908
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	27,350		27,359
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[2,3]	2,000		1,978
GSR Mortgage Loan Trust, Series 2004-6F, Class IVA-1, 5.00% 2019	32,780		31,911
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	8,462		8,266
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	8,485		8,381
Banc of America Alternative Loan Trust, Series 2005-2, Class 3-A-1, 5.00% 2020[2]	11,611		11,412
Banc of America Alternative Loan Trust, Series 2005-12, Class 5-A-1, 5.25% 2021	37,273		36,556
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.844% 2036[4]	13,659		13,393
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.883% 2036[2,4]	23,647		23,443
Lehman Mortgage Trust, Series 2005-1, Class 6-A1, 5.00% 2020[2]	5,836		5,743
Lehman Mortgage Trust, Series 2006-2, Class 4-A1, 5.00% 2036	14,667		14,327
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[2]	16,013		16,008
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000		10,121
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	25,695		25,311
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A-2, 4.945% 2041	31,940		31,657
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.642% 2036[4]	31,360		30,812
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.93% 2036[4]	30,788		29,712
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.125% 2035[2,4]	10,617		10,090
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	17,810		17,300
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	25,000		25,314
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	20,960		21,743
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-4, 4.623% 2041	21,190		20,908
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-2, 6.09% 2034	969		970
Morgan Stanley Dean Witter Capital I Trust, Series 2000-PRIN, Class C, 7.741% 2034[4]	7,435		8,615
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	7,224		7,327
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	2,093		2,054
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	9,024		9,105
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[2,3]	9,481		8,722
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	3,691		3,900
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185		13,857
Citicorp Mortgage Securities, Inc., Series 2005-5, Class II-A-3, 5.00% 2020	17,936		17,466
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	15,555		16,386
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	416		417
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	5,863		5,929
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,810		9,249
Banc of America Funding Trust, Series 2004-3, Class 2-A-1, 4.75% 2019	13,926		13,438
J.P. Morgan Mortgage Trust, Series 2004-S1, Class 1-A-7, 5.00% 2019	12,750		12,455
Meristar Commercial Mortgage Trust, Series 1999-C1, Class A-1, 7.28% 2016[3]	2,629		2,686
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[3]	7,750		8,105
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035[2]	10,533		10,205
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.101% 2030[4]	10,000		10,119
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	8,932		8,724
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044[4]	8,615		8,629
Adjustable Rate Mortgage Trust, Series 2006-1, Class 3-A-3, 5.913% 2036[4]	7,504		7,441
Residential Funding Corp., Series 2003-RM2, Class A-II, 5.00% 2018	7,591		7,389
MASTR Asset Securitization Trust, Series 2003-9, Class 1-A-1, 5.00% 2018	7,181		6,992
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	5,821		6,013
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[4]	5,163		5,205
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 5.749% 2045[4]	5,085		4,900
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 2015[3]	4,002		4,168
ABN AMRO Mortgage Corp., Series 2003-9, Class A-1, 4.50% 2018	3,862		3,693
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	3,497		3,540
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,579		3,412
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class C, 7.625% 2031	3,000		3,134
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[3]	2,556		2,610
Government National Mortgage Assn. 9.00% 2009	216		217
Government National Mortgage Assn. 10.00% 2020	371		430
Government National Mortgage Assn. 10.00% 2021	665		774
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	1,267		1,267
Morgan Stanley Capital I Trust, Series 2003-IQ5, Class C, 5.16% 2038[4]	1,200		1,192
			6,232,765

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 6.72%
U.S. Treasury 3.625% 2008[2,7]	25,864		25,935
U.S. Treasury 4.75% 2008	20,000		20,228
U.S. Treasury 5.625% 2008	250,000		252,013
U.S. Treasury 3.625% 2009	20,000		20,155
U.S. Treasury 3.875% 2009[2,7]	764,346		787,302
U.S. Treasury 4.50% 2009	100,000		101,789
U.S. Treasury 0.875% 2010[2,7]	22,056		21,993
U.S. Treasury 3.50% 2011[2,7]	30,010		32,288
U.S. Treasury 4.625% 2011	248,000		260,090
U.S. Treasury 5.00% 2011	25,000		26,404
U.S. Treasury 2.00% 2012[2,7]	41,183		42,710
U.S. Treasury 3.00% 2012[2,7]	59,841		64,865
U.S. Treasury 3.375% 2012[2,7]	70,596		77,052
U.S. Treasury 3.625% 2013	10,000		10,065
U.S. Treasury 4.25% 2013	644,835		668,107
U.S. Treasury 9.25% 2016	55,000		75,097
U.S. Treasury 4.625% 2017	32,000		33,447
U.S. Treasury 8.875% 2017	72,500		99,738
U.S. Treasury 7.875% 2021	104,000		139,863
U.S. Treasury 6.25% 2023	88,500		105,951
U.S. Treasury 2.375% 2025[2,7]	55,418		58,260
U.S. Treasury 6.875% 2025	167,000		214,725
U.S. Treasury 6.00% 2026	42,000		49,705
U.S. Treasury 5.25% 2029	21,000		23,113
Federal Home Loan Bank 5.125% 2013	115,000		121,036
Federal Home Loan Bank 5.625% 2016	144,800		152,739
Fannie Mae 6.00% 2011	83,000		88,845
Fannie Mae 5.25% 2012	100,000		104,181
Fannie Mae 6.25% 2029	31,625		37,118
Fannie Mae 7.25% 2030	4,000		5,261
Freddie Mac 4.875% 2008	14,575		14,632
Freddie Mac 5.25% 2011	160,000		167,518
Federal Agricultural Mortgage Corp. 4.25% 2008	64,500		64,479
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	68,500		70,565
Federal Agricultural Mortgage Corp. 5.50% 2011[3]	7,000		7,352
CoBank ACB 5.591% 2022[2,3,4]	18,500		16,696
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp.,
Series 2000-044-A, 3.74% 2015[6]	7,746		7,735
			4,069,052

ASSET-BACKED OBLIGATIONS[6]— 1.96%
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	19,367		19,288
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[3]	18,580		18,528
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[3]	47,500		47,292
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[3]	18,750		18,448
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	20,880		20,893
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	20,000		20,156
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014[2]	14,225		13,689
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	15,000		15,102
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[3]	15,600		15,581
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2,3]	8,000		7,520
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[2,3]	49,500		46,406
World Omni Auto Receivables Trust, Series 2006-B, Class A-4, 5.12% 2012	62,000		61,903
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034	10,000		9,741
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-6, FGIC insured, 5.541% 2034[4]	34,977		33,632
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 5.025% 2036[4]	19,000		17,758
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[2,3]	2,966		2,933
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	3,691		3,661
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3]	18,000		18,093
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[3]	9,000		9,095
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 2013[3]	9,000		8,594
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[3]	17,000		16,957
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[2,4]	13,000		9,750
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[2,4]	10,000		9,127
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[2,4]	24,000		21,446
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[2,3]	25,000		24,985
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 5.078% 2015[3,4]	15,000		14,644
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[3]	36,230		36,149
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014[2]	36,750		36,096
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[4]	33,118		32,983
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[3]	31,050		31,335
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010[4]	3,698		3,640
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	12,266		12,080
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	14,000		13,970
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2,3]	29,550		28,146
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	25,750		25,750
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	25,500		25,321
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 5.015% 2036[4]	20,000		16,262
Securitized Asset-backed Receivables LLC Trust, Series 2006-NC3, Class A-2B, 5.015% 2036[4]	10,000		8,444
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	6,944		6,927
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2032	10,000		9,720
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033[2]	7,689		7,028
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 5.465% 2033[2,4]	191		173
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	7,364		7,316
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076		16,244
USAA Auto Owner Trust, Series 2007-1, Class A-4, 5.55% 2013[2]	24,000		22,613
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 5.415% 2034[2,4]	25,786		21,918
Honda Auto Receivables Owner Trust, Series 2005-4, Class A-4, 4.60% 2010	20,000		19,964
American Express Credit Account Master Trust, Series 2005-5, Class A, 5.068% 2013[4]	19,500		19,378
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	19,125		19,074
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[3]	17,000		17,242
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	16,570		16,599
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF-2, 5.721% 2037[4]	18,000		16,579
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[3,4]	15,078		15,057
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[2,4]	7,675		6,997
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[2]	8,738		7,908
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-4, FGIC insured, 5.078% 2014[4]	15,000		14,621
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.365% 2034[4]	16,014		14,400
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	14,250		14,265
Chase Credit Card Owner Trust, Series 2003-4, Class B, 5.678% 2016[4]	14,000		13,888
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	13,451		13,216
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.328% 2019[2,3,4]	13,712		13,095
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	12,500		12,698
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, 5.178% 2037[2,4]	14,280		12,411
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 5.395% 2034[2,4]	14,117		11,825
Option One Mortgage Loan Trust, Series 2006-3, Class II-A-2, 4.965% 2037[4]	10,000		9,360
CWHEQ Home Equity Loan Trust, Series 2006-S4, Class A-6, AMBAC insured, 5.834% 2034[2,4]	10,000		8,517
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	7,491		7,430
Home Equity Asset Trust, Series 2004-2, Class M-1, 5.395% 2034[2,4]	7,984		6,707
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class B, 5.528% 2013[2,4]	7,000		6,594
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011	272		272
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	4,406		4,401
CWABS, Inc., Series 2004-BC1, Class M-1, 5.365% 2034[2,4]	5,581		4,660
GSAA Home Equity Trust, Series 2006-7, Class AF-5A, 6.205% 2046[2,4]	5,125		4,596
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.265% 2034[4]	1,941		1,877
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 5.465% 2034[2,4]	1,834		1,385
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[4]	3,000		2,717
Home Equity Mortgage Trust, Series 2006-3, Class A-1, 5.594% 2036[2,4]	3,728		2,423
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023[2]	2,018		1,906
			1,189,399

MUNICIPALS — 0.04%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	18,366		17,044
State of New York, Sales Tax Asset Receivable Corp., Taxable Revenue Bonds, Series 2005-B, FGIC insured, 4.06% 2010	5,000		4,950
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	3,464		3,354
			25,348

Total bonds & notes (cost: $17,890,745,000)			17,788,228

Short-term securities — 6.43%

Federal Home Loan Bank 4.24%–4.63% due 1/2–5/7/2008[8]	739,200		733,937
Freddie Mac 4.16%–4.24% due 3/3–5/12/2008	597,025		590,296
Procter & Gamble International Funding S.C.A. 4.20%–4.76% due 1/3–3/4/2008[3]	364,523		363,175
U.S. Treasury Bills 3.125%–4.168% due 4/3–6/19/2008	261,300		258,279
Hewlett-Packard Co. 4.245%–4.265% due 1/7–1/18/2008[3]	232,800		232,437
Variable Funding Capital Corp. 4.65%–5.50% due 1/7–1/28/2008[3]	225,200		224,502
General Electric Co. 4.48% due 3/17/2008	100,000		99,001
General Electric Capital Services, Inc. 4.61%–4.63% due 3/10–4/8/2008	100,000		98,895
General Electric Capital Corp. 4.15% due 1/2/2008	10,000		9,998
JPMorgan Chase & Co. 4.95% due 2/15–3/24/2008	146,300		144,900
Jupiter Securitization Co., LLC 4.65% due 3/20/2008[3]	27,500		27,174
International Lease Finance Corp. 4.31%–4.75% due 1/3–2/14/2008	161,100		160,399
Fannie Mae 4.19%–4.27% due 2/25–4/30/2008	106,328		105,593
Medtronic Inc. 4.22%–4.52% due 1/22–1/23/2008[3]	101,800		101,481
Coca-Cola Co. 4.20%–4.50% due 2/4–3/5/2008[3]	87,000		86,374
Bank of America Corp. 4.655%–4.695% due 2/26–3/14/2008	84,600		83,858
Wells Fargo & Co. 4.30% due 1/17/2008	70,000		69,858
United Parcel Service Inc. 4.40% due 3/31/2008[3]	69,700		68,864
Federal Farm Credit Banks 4.56% due 2/7/2008	59,000		58,745
Honeywell International Inc. 4.47% due 1/10–1/15/2008[3]	58,200		58,091
IBM Capital Inc. 4.22% due 1/29/2008[3]	55,000		54,813
Wal-Mart Stores Inc. 4.73% due 1/29/2008[3]	50,000		49,795
HSBC Finance Corp. 4.65% due 1/30/2008	50,000		49,786
Johnson & Johnson 4.20% due 1/10/2008[3]	38,500		38,455
John Deere Capital Corp. 4.55% due 1/31/2008[3]	30,000		29,868
Private Export Funding Corp. 4.75% due 1/28/2008[3]	25,000		24,902
FCAR Owner Trust I 6.05% due 1/11/2008	23,500		23,456
Becton, Dickinson and Co. 4.22% due 1/16/2008	20,000		19,962
Paccar Financial Corp. 4.60% due 1/24/2008	18,400		18,340
Caterpillar Financial Services Corp. 4.20% due 2/19/2008	7,900		7,854

Total short-term securities (cost: $3,892,202,000)			3,893,088

Total investment securities (cost: $52,659,385,000)			60,470,880
Other assets less liabilities			118,082

Net assets			$60,588,962

*Amount less than one thousand.

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $4,076,421,000.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,874,396,000, which represented 6.39% of the net assets of the fund.

[4]	Coupon rate may change periodically.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/11/2007 at a cost of $23,500,000) may be subject to legal or contractual restrictions on resale.

[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-911-0208O-S10884

Financial statements

Statement of assets and liabilities
at December 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $52,659,385)			$60,470,880
Cash			7,658
Receivables for:
Sales of investments		$80,272
Sales of fund's shares		156,553
Dividends and interest		236,937	473,762
			60,952,300
Liabilities:
Payables for:
Purchases of investments		110,835
Repurchases of fund's shares		208,021
Investment advisory services		11,019
Services provided by affiliates		30,918
Directors' deferred compensation		1,902
Other		643	363,338
Net assets at December 31, 2007			$60,588,962

Net assets consist of:
Capital paid in on shares of capital stock			$52,195,760
Undistributed net investment income			160,822
Undistributed net realized gain			420,757
Net unrealized appreciation			7,811,623
Net assets at December 31, 2007			$60,588,962

Total authorized capital stock - 5,500,000 shares, $.001 par value (3,141,109 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$37,998,977	1,967,911	$19.31
Class B	5,391,416	280,114	19.25
Class C	6,078,324	316,057	19.23
Class F	1,373,799	71,163	19.31
Class 529-A	1,322,991	68,582	19.29
Class 529-B	342,415	17,758	19.28
Class 529-C	567,261	29,414	19.29
Class 529-E	83,759	4,344	19.28
Class 529-F	36,022	1,868	19.28
Class R-1	103,931	5,407	19.22
Class R-2	1,167,581	60,721	19.23
Class R-3	3,300,952	171,552	19.24
Class R-4	1,864,520	96,683	19.28
Class R-5	957,014	49,535	19.32
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $20.49 and $20.47, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2007		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,808)		$798,041
Interest		1,136,552	$1,934,593

Fees and expenses(*):
Investment advisory services		140,741
Distribution services		253,439
Transfer agent services		41,052
Administrative services		28,630
Reports to shareholders		1,651
Registration statement and prospectus		1,765
Postage, stationery and supplies		4,693
Directors' compensation		622
Auditing and legal		127
Custodian		531
State and local taxes		1
Other		142
Total fees and expenses before reimbursements/waivers		473,394
Less reimbursements/waivers of fees and expenses:
Investment advisory services		14,074
Administrative services		6
Total fees and expenses after reimbursements/waivers			459,314
Net investment income			1,475,279

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain on:
Investments		1,907,326
Currency transactions		395	1,907,721
Net unrealized appreciation (depreciation) on:
Investments		224,845
Currency translations		(93)	224,752
Net realized gain and unrealized appreciation
on investments and currency			2,132,473
Net increase in net assets resulting from operations			$3,607,752

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended December 31
		2007	2006
Operations:
Net investment income		$1,475,279	$1,263,551
Net realized gain on investments and currency transactions		1,907,721	1,304,434
Net unrealized appreciation on investments and currency translations		224,752	3,321,314
Net increase in net assets resulting from operations		3,607,752	5,889,299

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gain		(1,451,530)	(1,251,580)
Distributions from net realized gain on investments		(1,345,066)	(1,174,211)
Total dividends and distributions paid to shareholders		(2,796,596)	(2,425,791)

Net capital share transactions		3,578,270	789,477

Total increase in net assets		4,389,426	4,252,985

Net assets:
Beginning of year		56,199,536	51,946,551

End of year (including undistributed net investment income: $160,822 and$135,629, respectively)		$60,588,962	$56,199,536

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation– Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended December 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2007, the fund reclassified $1,587,000 from undistributed net realized gain to undistributed net investment income, and $143,000 from undistributed net investment income and $136,499,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$161,588
Undistributed long-term capital gain	430,670
Gross unrealized appreciation on investment securities	9,803,397
Gross unrealized depreciation on investment securities	(2,003,383)
Net unrealized appreciation on investment securities	7,800,014
Cost of investment securities	52,670,866

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2007			Year ended December 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$980,332	$841,541	$1,821,873	$858,582	$740,326	$1,598,908
Class B	103,910	120,134	224,044	94,095	112,812	206,907
Class C	111,310	135,314	246,624	97,563	120,375	217,938
Class F	35,297	30,506	65,803	30,712	25,986	56,698
Class 529-A	32,076	29,147	61,223	25,350	23,369	48,719
Class 529-B	5,949	7,601	13,550	4,814	6,491	11,305
Class 529-C	9,777	12,566	22,343	7,752	10,408	18,160
Class 529-E	1,829	1,853	3,682	1,452	1,511	2,963
Class 529-F	905	788	1,693	640	580	1,220
Class R-1	1,808	2,316	4,124	1,254	1,721	2,975
Class R-2	21,104	25,958	47,062	17,330	22,577	39,907
Class R-3	76,178	73,791	149,969	62,774	63,645	126,419
Class R-4	49,609	42,800	92,409	39,471	35,866	75,337
Class R-5	21,446	20,751	42,197	9,791	8,544	18,335
Total	$1,451,530	$1,345,066	$2,796,596	$1,251,580	$1,174,211	$2,425,791

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services – The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total investment advisory services fees waived by CRMC were $14,074,000. As a result, the fee shown on the accompanying financial statements of $140,741,000, which was equivalent to an annualized rate of 0.237%, was reduced to $126,667,000, or 0.213% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2007, the total administrative services fees paid by CRMC were $324 and $6,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$92,936	$36,047	Not applicable	Not applicable	Not applicable
Class B	54,732	5,005	Not applicable	Not applicable	Not applicable
Class C	59,820	Included in administrative services	$7,539	$965	Not applicable
Class F	3,320		1,122	113	Not applicable
Class 529-A	2,745		1,175	159	$1,244
Class 529-B	3,326		317	64	333
Class 529-C	5,460		517	94	546
Class 529-E	399		75	10	80
Class 529-F	-		30	4	32
Class R-1	960		109	34	Not applicable
Class R-2	8,580		1,693	3,060	Not applicable
Class R-3	16,362		4,619	1,084	Not applicable
Class R-4	4,799		2,827	55	Not applicable
Class R-5	Not applicable		717	13	Not applicable
Total	$253,439	$41,052	$20,740	$5,655	$2,235

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $622,000, shown on the accompanying financial statements, includes $455,000 in current fees (either paid in cash or deferred) and a net increase of $167,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2007
Class A	$6,267,912	319,127	$1,748,923	89,690	$(5,959,299)	(303,537)	$2,057,536	105,280
Class B	373,510	19,119	213,611	10,987	(665,658)	(33,984)	(78,537)	(3,878)
Class C	957,450	48,945	232,473	11,967	(936,681)	(47,906)	253,242	13,006
Class F	385,326	19,618	56,897	2,920	(333,445)	(16,953)	108,778	5,585
Class 529-A	241,270	12,306	61,208	3,142	(118,911)	(6,047)	183,567	9,401
Class 529-B	37,533	1,914	13,548	696	(23,976)	(1,219)	27,105	1,391
Class 529-C	116,281	5,933	22,339	1,147	(78,824)	(4,009)	59,796	3,071
Class 529-E	16,013	817	3,680	189	(9,624)	(489)	10,069	517
Class 529-F	10,236	520	1,692	87	(4,134)	(209)	7,794	398
Class R-1	42,100	2,162	4,088	211	(25,553)	(1,309)	20,635	1,064
Class R-2	398,589	20,383	47,034	2,421	(372,699)	(19,025)	72,924	3,779
Class R-3	890,243	45,588	149,941	7,716	(843,517)	(43,102)	196,667	10,202
Class R-4	687,095	35,181	92,401	4,745	(667,360)	(33,965)	112,136	5,961
Class R-5	634,082	32,339	42,053	2,156	(129,577)	(6,564)	546,558	27,931
Total net increase
(decrease)	$11,057,640	563,952	$2,689,888	138,074	$(10,169,258)	(518,318)	$3,578,270	183,708

Year ended December 31, 2006
Class A	$5,136,339	279,341	$1,536,857	82,119	$(6,445,634)	(351,004)	$227,562	10,456
Class B	405,315	22,154	197,211	10,532	(735,333)	(40,183)	(132,807)	(7,497)
Class C	805,710	43,982	205,383	10,975	(1,210,047)	(66,245)	(198,954)	(11,288)
Class F	265,909	14,440	49,614	2,652	(384,185)	(20,983)	(68,662)	(3,891)
Class 529-A	212,120	11,530	48,713	2,603	(107,663)	(5,857)	153,170	8,276
Class 529-B	39,884	2,173	11,304	602	(23,188)	(1,265)	28,000	1,510
Class 529-C	100,547	5,470	18,157	966	(65,347)	(3,558)	53,357	2,878
Class 529-E	14,744	802	2,963	158	(8,503)	(462)	9,204	498
Class 529-F	9,066	494	1,220	65	(2,882)	(157)	7,404	402
Class R-1	29,338	1,602	2,941	157	(16,554)	(905)	15,725	854
Class R-2	347,844	19,010	39,876	2,130	(274,833)	(14,992)	112,887	6,148
Class R-3	811,622	44,388	126,394	6,763	(601,436)	(32,810)	336,580	18,341
Class R-4	483,734	26,328	75,327	4,027	(376,900)	(20,596)	182,161	9,759
Class R-5	154,209	8,354	18,207	971	(108,566)	(5,915)	63,850	3,410
Total net increase
(decrease)	$8,816,381	480,068	$2,334,167	124,720	$(10,361,071)	(564,932)	$789,477	39,856

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $20,926,708,000 and $19,445,582,000, respectively, during the year ended December 31, 2007.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 12/31/2007	$19.02	$.53	$.72	$1.25	$(.52)	$(.44)	$(.96)	$19.31	6.60%	$37,999	.60%	.58%	2.68%
Year ended 12/31/2006	17.82	.47	1.61	2.08	(.47)	(.41)	(.88)	19.02	11.80	35,431	.61	.58	2.57
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.12	33,009	.61	.59	2.31
Year ended 12/31/2004	17.29	.39	1.12	1.51	(.36)	(.44)	(.80)	18.00	8.92	29,162	.63	.62	2.23
Year ended 12/31/2003	14.42	.37	2.87	3.24	(.37)	-	(.37)	17.29	22.82	19,951	.67	.67	2.38
Class B:
Year ended 12/31/2007	18.96	.38	.72	1.10	(.37)	(.44)	(.81)	19.25	5.83	5,391	1.35	1.32	1.94
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386	1.36	1.33	1.82
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180	1.36	1.34	1.56
Year ended 12/31/2004	17.24	.26	1.12	1.38	(.23)	(.44)	(.67)	17.95	8.15	4,849	1.37	1.37	1.48
Year ended 12/31/2003	14.38	.25	2.86	3.11	(.25)	-	(.25)	17.24	21.90	3,344	1.42	1.42	1.62
Class C:
Year ended 12/31/2007	18.95	.37	.72	1.09	(.37)	(.44)	(.81)	19.23	5.73	6,078	1.40	1.37	1.89
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743	1.41	1.38	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582	1.42	1.40	1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.02	4,976	1.44	1.44	1.42
Year ended 12/31/2003	14.38	.24	2.87	3.11	(.25)	-	(.25)	17.24	21.84	2,968	1.48	1.48	1.55
Class F:
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.61	1,374	.59	.57	2.69
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247	.59	.57	2.59
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238	.63	.61	2.30
Year ended 12/31/2004	17.29	.39	1.11	1.50	(.35)	(.44)	(.79)	18.00	8.88	1,110	.67	.67	2.19
Year ended 12/31/2003	14.42	.36	2.88	3.24	(.37)	-	(.37)	17.29	22.79	659	.69	.69	2.34
Class 529-A:
Year ended 12/31/2007	19.01	.51	.72	1.23	(.51)	(.44)	(.95)	19.29	6.47	1,323	.68	.66	2.60
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125	.66	.63	2.53
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907	.67	.65	2.26
Year ended 12/31/2004	17.28	.38	1.12	1.50	(.35)	(.44)	(.79)	17.99	8.88	679	.69	.68	2.18
Year ended 12/31/2003	14.41	.37	2.87	3.24	(.37)	-	(.37)	17.28	22.87	389	.67	.67	2.36
Class 529-B:
Year ended 12/31/2007	19.00	.36	.71	1.07	(.35)	(.44)	(.79)	19.28	5.64	342	1.47	1.44	1.81
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311	1.48	1.45	1.70
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265	1.51	1.49	1.41
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	219	1.56	1.56	1.30
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.74	137	1.58	1.58	1.44
Class 529-C:
Year ended 12/31/2007	19.00	.36	.72	1.08	(.35)	(.44)	(.79)	19.29	5.70	567	1.47	1.44	1.82
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501	1.47	1.44	1.71
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418	1.50	1.48	1.42
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	327	1.55	1.55	1.31
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.76	193	1.57	1.57	1.46
Class 529-E:
Year ended 12/31/2007	19.00	.46	.71	1.17	(.45)	(.44)	(.89)	19.28	6.18	84	.96	.94	2.32
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73	.96	.93	2.23
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59	.99	.97	1.93
Year ended 12/31/2004	17.28	.32	1.11	1.43	(.29)	(.44)	(.73)	17.98	8.44	45	1.04	1.03	1.83
Year ended 12/31/2003	14.41	.31	2.87	3.18	(.31)	-	(.31)	17.28	22.37	27	1.05	1.05	1.97
Class 529-F:
Year ended 12/31/2007	19.00	.56	.71	1.27	(.55)	(.44)	(.99)	19.28	6.71	36	.46	.44	2.82
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28	.46	.43	2.73
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19	.57	.55	2.35
Year ended 12/31/2004	17.27	.37	1.12	1.49	(.34)	(.44)	(.78)	17.98	8.78	14	.79	.78	2.09
Year ended 12/31/2003	14.41	.35	2.86	3.21	(.35)	-	(.35)	17.27	22.63	7	.80	.80	2.16
Class R-1:
Year ended 12/31/2007	18.94	.37	.72	1.09	(.37)	(.44)	(.81)	19.22	5.74	104	1.40	1.37	1.89
Year ended 12/31/2006	17.75	.32	1.60	1.92	(.32)	(.41)	(.73)	18.94	10.91	82	1.41	1.39	1.77
Year ended 12/31/2005	17.94	.27	.13	.40	(.25)	(.34)	(.59)	17.75	2.24	62	1.45	1.42	1.49
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.01	41	1.48	1.46	1.43
Year ended 12/31/2003	14.39	.24	2.86	3.10	(.25)	-	(.25)	17.24	21.77	16	1.52	1.48	1.50
Class R-2:
Year ended 12/31/2007	18.95	.37	.71	1.08	(.36)	(.44)	(.80)	19.23	5.71	1,168	1.41	1.39	1.87
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079	1.45	1.39	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902	1.48	1.40	1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.05	648	1.55	1.42	1.45
Year ended 12/31/2003	14.39	.24	2.87	3.11	(.26)	-	(.26)	17.24	21.83	293	1.70	1.44	1.54
Class R-3:
Year ended 12/31/2007	18.96	.46	.72	1.18	(.46)	(.44)	(.90)	19.24	6.23	3,301	.92	.90	2.36
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059	.92	.90	2.26
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541	.91	.89	2.02
Year ended 12/31/2004	17.25	.34	1.10	1.44	(.30)	(.44)	(.74)	17.95	8.52	1,828	.97	.97	1.94
Year ended 12/31/2003	14.40	.31	2.85	3.16	(.31)	-	(.31)	17.25	22.27	563	1.05	1.05	1.94
Class R-4:
Year ended 12/31/2007	19.00	.52	.71	1.23	(.51)	(.44)	(.95)	19.28	6.50	1,865	.65	.62	2.64
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724	.65	.62	2.53
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441	.65	.63	2.28
Year ended 12/31/2004	17.28	.39	1.11	1.50	(.35)	(.44)	(.79)	17.99	8.89	830	.67	.66	2.23
Year ended 12/31/2003	14.41	.36	2.88	3.24	(.37)	-	(.37)	17.28	22.81	258	.68	.68	2.28
Class R-5:
Year ended 12/31/2007	19.03	.58	.72	1.30	(.57)	(.44)	(1.01)	19.32	6.86	957	.35	.33	2.94
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411	.35	.33	2.82
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324	.36	.34	2.57
Year ended 12/31/2004	17.30	.44	1.12	1.56	(.41)	(.44)	(.85)	18.01	9.21	246	.37	.36	2.51
Year ended 12/31/2003	14.43	.41	2.87	3.28	(.41)	-	(.41)	17.30	23.16	127	.38	.38	2.62

	Year ended December 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	35%	34%	35%	25%	32%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc., (the “Fund”), including the investment portfolio, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 14, 2008

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2007:

Long-term capital gains	$1,385,908,000
Qualified dividend income	814,616,000
Corporate dividends received deduction	682,646,000
U.S. government income that may be exempt from state taxation	138,599,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.